Exhibit 99.1

Elutia Appoints Accomplished MedTech Veteran Guido J. Neels to Board of Directors

Industry leader brings 40 years of executive and board experience across the global medical technology sector

GAITHERSBURG, Md., October 10, 2025 — Elutia Inc. (Nasdaq: ELUT) (“Elutia” or the “Company”), a pioneer in drug-eluting biomatrix technologies, announced the appointment of Guido J. Neels to the Company’s Board of Directors. Mr. Neels will also serve as a member of the audit committee of the Board. In conjunction with Mr. Neels’ appointment, W. Matthew Zuga and Maybelle Jordan have both stepped down as members of Elutia’s Board.

“Randy and I are excited to welcome Guido to our Board of Directors and the Elutia CRU,” said Kevin Rakin, Executive Chairman of Elutia. “Guido’s extensive medical technology leadership experience encompasses a broad range of managerial and strategic roles. His insights will be invaluable as we embark on building significant shareholder value, leveraging our demonstrated drug-eluting biomatrix technology, following our recent EluPro divestiture. We also thank Matt Zuga and Maybelle Jordan for their years of service and wise counsel to Elutia.”

With more than 40 years of business experience and leadership, Mr. Neels is an Operating Partner at EW Healthcare Partners (EW) and played a key role in building and leading EW’s medical device investment practice. He currently serves on the Board of Directors of EW growth equity portfolio companies Bioventus and Enercon Technologies, as well as on the Board of Impulse Dynamics and Corvista.

Prior to joining EW, Mr. Neels served as Chief Operating Officer of Guidant Corporation. Mr. Neels was responsible for the operations of Guidant’s four operating units, Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery, and Endovascular Solutions and was responsible for sales operations, corporate communications, corporate marketing, investor relations and government relations. He also served as Vice President of Global Marketing of the Vascular Intervention Division and later as Vice President of Guidant Europe, Canada and Africa . Prior to joining Guidant, Mr. Neels held general management, sales and marketing positions at Eli Lilly & Company in the U.S. and Europe. Mr. Neels holds a Business Engineering degree from the University of Leuven in Belgium and a Master of Business Administration degree from Stanford University.

“I am honored to join Elutia’s Board during this pivotal moment in the Company’s strategic transformation,” said Mr. Neels. “Elutia’s pioneering technology has established that it improves patient outcomes and now has a clear path to drive its next phase of innovation into breast reconstruction. I look forward to contributing to Elutia’s exciting future and helping the company fulfill its mission.”

About Elutia

Elutia develops and commercializes drug-eluting biomatrix products to improve compatibility between medical devices and the patients who need them. With a growing population in need of implantable technologies, Elutia’s mission is humanizing medicine so patients can thrive without compromise. For more information, visit www.Elutia.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements contained in this press release include, without limitation, any statements we make regarding the future success of Elutia’s next-generation drug-eluting biomatrix pipeline, including anticipated timing and success thereof, and the potential for building shareholder value. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in the forward-looking statements, including, but not limited to the following: the risk that clinical research data may not match preclinical study data, or the risk that early clinical data may not be predictive of longer-term experience with a medical device, including Elutia’s biologic envelope products; risks associated with shifting focus to our drug-eluting biomatrix solutions in the breast reconstruction area and away from our CIED business; risks regarding delays in completing the proposed disposition of the CIED business, or to meet any of the other closing conditions to the proposed transaction on a timely basis or at all; our ability to successfully execute or achieve expected benefits from the divestiture of our CIED business; our ability to continue as a going concern; our ability to obtain regulatory approval or other marketing authorizations by the FDA and comparable foreign authorities for our products and product candidates, including our next-generation drug-eluting biomatrix pipeline; our ability to raise capital in the amounts and at the times needed, and on acceptable terms; our ability to manage our substantial indebtedness and other obligations, such as our revenue interest obligation to Ligand Pharmaceuticals, including our ability to negotiate waivers or similar accommodations as needed; our ability to achieve or sustain profitability; the risk of product liability claims and our ability to obtain or maintain adequate product liability insurance; our ability to defend against the various lawsuits and claims related to our recalled FiberCel and other viable bone matrix products and avoid a material adverse financial consequence from those lawsuits and claims; our ability to prevail in lawsuits and claims seeking indemnity, contribution and insurance coverage for FiberCel and other viable bone matrix product liabilities; the continued and future acceptance of our products by the medical community; our ability to enhance our products, expand our product indications and develop, acquire and commercialize additional product offerings; our dependence on our commercial partners and independent sales agents to generate a substantial portion of our net sales; our dependence on a limited number of third-party suppliers and manufacturers, which, in certain cases are exclusive suppliers for products essential to our business; our ability to successfully realize the anticipated benefits of the previous sale of our Orthobiologics business; physician awareness of the distinctive characteristics, benefits, safety, clinical efficacy and cost-effectiveness of our products; our ability to compete against other companies, most of which have longer operating histories, more established products and/or greater resources than we do; pricing pressure as a result of cost-containment efforts of our customers, purchasing groups, third-party payors and governmental organizations that could adversely affect our sales and profitability; our ability to obtain, maintain and adequately protect our intellectual property rights; and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investors:

Matt Steinberg
FINN Partners
matt.steinberg@finnpartners.com